SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                             Washington, D.C. 20549


                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): December 17, 2001

                       ----------------------------------


                         WORLDWIDE FLIGHT SERVICES, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                 333-88593                     75-1932711
        (State or other         (Commission File               (I.R.S. Employer
        jurisdiction of              Number)                 Identification No.)
incorporation or organization)


                           1001 West Euless Boulevard
                                    Suite 320
                               Euless, Texas 76040

                    (Address of principal executive offices)


      (Registrant's telephone number, including area code): (817) 665-3200













                                   Page 1 of 4
                             Exhibit Index on Page 3

Item 4.  Changes in Registrant's Certifying Accountant

         On December 17, 2001, the Board of Directors of Worldwide Flight Services, Inc. ("Worldwide") dismissed Ernst & Young LLP and concurrently appointed Deloitte & Touche LLP as Worldwide's independent accountants to audit its consolidated financial statements for the year ending December 31, 2001. Worldwide is a wholly owned subsidiary of Vinci Airport, Inc., which itself is a wholly owned subsidiary of Vinci S.A. Deloitte & Touche LLP are Vinci's auditors and were selected in an effort to maintain greater accountability and consistency throughout the group.

         Ernst & Young LLP has completed the audit of Worldwide's consolidated financial statements for the year ended December 31, 2000, and Worldwide has filed its Annual Report on Form 10-K with the SEC. The reports of Ernst & Young LLP on Worldwide's consolidated financial statements for the years ended December 31, 1999 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits for the two most recent years and through December 17, 2001, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report. In connection with the audits for the years ended December 31, 1999 and 2000, Ernst & Young LLP communicated certain reportable conditions regarding the Company's lack of internal control related to recording, processing, summarizing and reporting financial data consistent with the assertions of management in the consolidated financial statements.

         Worldwide provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated December 20, 2001, is filed as Exhibit 16.1 to this Form 8-K.

Item 5.  Other Events.

         On November 26, 2001, the Company commenced a supplemental change of control offer (the "Supplemental Offer") to repurchase its 12 1/4% Senior Notes due 2007 (the "Notes") at 101% of their par value plus accrued but unpaid interest. The Supplemental Offer expired on December 11, 2001. No additional Notes were tendered or purchased pursuant to the Supplemental Offer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Worldwide Flight Services, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WORLDWIDE FLIGHT SERVICES, INC.

Date:  December 20, 2001                    By:    /S/ JEAN-FRANCOIS GOUEDARD
                                                --------------------------------
                                                Name:  Jean-Francois Gouedard
                                                Title: President and Chief
                                                       Operating Officer


                                  EXHIBIT INDEX

              EXHIBIT NO.                                    EXHIBIT
              -----------                                    -------
                 16.1                             Letter of Ernst & Young LLP